SUB-ITEM 77Q1(a) and (d): Exhibits
SELIGMAN CASH MANAGEMENT FUND, INC.


ARTICLES SUPPLEMENTARY
dated April 24, 2003

Incorporated by reference to post-effective amendment No. 39 to registrant's registration statement on Form N-1A filed on April 30, 2003 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.